UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

DecisionPoint Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41376	37-1644635
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

DecisionPoint Systems, Inc. 1615 South Congress Avenue Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 900-3723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name on Each Exchange on Which Registered
Common Stock, $0.001 par value	DPSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 5, 2024 (the “Closing Date”), Derby Merger Sub, Inc. (“MergerCo”), a Delaware corporation and wholly owned subsidiary of Barcoding Derby Buyer, Inc., a Delaware corporation (“Parent”), merged with and into DecisionPoint Systems, Inc., a Delaware corporation (the “Company”), with the Company continuing as the surviving corporation (the “Merger”), pursuant to the previously announced Agreement and Plan of Merger, dated April 30, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, MergerCo and Parent. As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the completion of the Merger, that certain Loan Agreement, dated as of July 30, 2021, as amended, by and between the Company and MUFG Union Bank, National Association, was terminated, and all existing debt for borrowed money thereunder was repaid in full and all commitments, liens and guarantees in respect thereof were terminated, in each case effective as of the Closing Date.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.001 per share (“Company Common Share”), issued and outstanding immediately prior to the Effective Time (other than Company Common Shares (i) owned by Company, Parent or MergerCo (as treasury shares or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries or (ii) for which appraisal rights were demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware) was cancelled and extinguished and automatically converted into the right to receive $10.22 in cash (the “Per Share Price”), without interest and subject to any applicable tax withholdings.

At the Effective Time, each outstanding option to purchase Company Common Shares (“Company Option”) that was outstanding as of immediately prior to the Effective Time was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Company Common Shares subject to such Company Option multiplied by (B) the excess, if any, of the Per Share Price over the per share exercise price applicable to such Company Option, subject to applicable taxes or tax withholdings.

At the Effective Time, each restricted stock unit relating to Company Common Shares (“Company RSU”) that was outstanding as of immediately prior to the Effective Time was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Company Common Shares subject to such Company RSU, multiplied by (B) the Per Share Price, subject to applicable taxes or tax withholdings.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2024, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, the Company notified the NYSE American LLC (the “NYSE American”) that trading of the Company Common Shares should be suspended and the Company Common Shares should be removed from listing. Trading of the Company Common Shares on the NYSE American was suspended prior to the open of the market on July 5, 2024. The Company also requested that the NYSE American file with the SEC an application on Form 25 to delist and deregister the Company Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Item 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, at the Effective Time, each Company Common Share issued and outstanding immediately prior to the Effective Time (except as otherwise described in Item 2.01) was cancelled and automatically converted into the right to receive the Per Share Price pursuant to the Merger Agreement as set forth under Item 2.01, and holders of such Company Common Shares ceased to have any rights as stockholders of the Company, except as otherwise provided in the Merger Agreement or by applicable law.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.02.

In connection with the completion of the Merger, at the Effective Time, each of the Company’s directors immediately prior to the Effective Time (Stanley P. Jaworski, Steve Smith, William Cooke, Richard Bravman, Michael N. Taglich and John Guttilla) resigned as directors of the Company. These resignations were in connection with the closing of the Merger and not due to any disagreement with the Company on any matter. At the Effective Time, Robert Newbold, Micheal Stewart and Steve Smith were appointed as directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.03.

At the Effective Time: (a) the certificate of incorporation of the Company was amended and restated in the form attached to this Current Report on Form 8-K as Exhibit 3.1 and (b) the bylaws of MergerCo as in effect immediately prior to the Effective Time became the bylaws of the Company, except that references to MergerCo’s name were replaced with references to the Company’s name, in the form attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of April 30, 2024, by and among DecisionPoint Systems, Inc., Barcoding Derby Buyer, Inc., and Derby Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2024).
3.1	Second Amended and Restated Certificate of Incorporation of the Company
3.2	Second Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DecisionPoint Systems, Inc.

Date: July 5, 2024	By:	/s/ Melinda Wohl
	Name:	Melinda Wohl
	Title:	Chief Financial Officer

4